                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 19, 1999

                              COMSAT Corporation
              (Exact name of registrant as specified in Charter)


District of Columbia         1-4929                       52-0781863
(State or other              (Commission File Number)     (IRS Employer
jurisdiction of                                           Identification Number)
incorporation)


6560 Rock Spring Drive, Bethesda, Maryland                20817
(Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code    (301) 214-3000

                                Not Applicable
        (Former name or former address, if changed since last report.)

Item 5. Other Events.
        -------------

     On July 19, 1999, COMSAT Corporation (the "Company") issued a press release regarding its second quarter financial results and other matters.

Item 7. Financial Statements and Exhibits
        ---------------------------------

(c) Exhibits (listed according to the number assigned in Item 601 of Regulation S-K).

Exhibit No.  Description
-----------  -----------
99.1         Press Release issued by COMSAT Corporation on July 19, 1999.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COMSAT Corporation
                                           ------------------


                                           By:  /s/ Alan G. Korobov
                                                -------------------
                                                Alan G. Korobov
                                                Controller



Date:  July 21, 1999